THIRD AMENDMENT TO AGREEMENT
                         OF SALE AND ESCROW AGREEMENT

     This Third Amendment ("Third Amendment") to Agreement of Sale and Escrow Agreement is entered into as of May 1, 1997, by and between HARBOUR REALTY ADVISORS, INC., as Purchaser, and COURTYARDS OF KENDALL LIMITED PARTNERSHIP, an Illinois Limited Partnership, as Seller.

                                   RECITALS

     A. Purchaser and Seller hereto have entered into an Agreement of Sale ("Agreement") and Escrow Agreement ("Escrow Agreement"), both dated March 26, 1997 for the purchase and sale of the apartment project known as Courtyards of Kendall Apartments which Agreement and Escrow Agreement were amended by a First Amendment to Agreement of Sale ("First Amendment") dated as of April 10, 1997 and by a Second Amendment to Agreement of Sale and Escrow Agreement ("Second Amendment") dated as of April 15, 1997.

     B. Purchaser and Seller now wish to further amend the Agreement and the Escrow Agreement.

     NOW, THEREFORE, the Agreement and the Escrow Agreement are amended as follows:

     1.   The Closing Date shall be June 16, 1997.

     2. Except as modified herein, all other terms and conditions of the Agreement (as amended by the First and Second Amendments) and the Escrow Agreement remain in full force and effect.

     3. All capitalized terms used herein shall have the same meaning as in the Agreement and Escrow Agreement.

     4. This Third Amendment may be executed in multiple facsimile counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
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     IN WITNESS WHEREOF, the parties hereto have put their hand and seal as of the date set forth above.

                              PURCHASER:

                              HARBOUR REALTY ADVISORS, INC.


                              By:  /s/Bob Dorfman, V.P.
                                   ----------------------------------


                              SELLER:


                              COURTYARDS OF KENDALL LIMITED
                              PARTNERSHIP, an Illinois limited partnership

                              By:  Balcor Partners-XV, an Illinois general
                                   partnership, its general partner

                              By:  RGF-Balcor Associates-II, an Illinois
                                   general partnership, a general partner

                              By:  The Balcor Company, a Delaware
                                   corporation, a general partner


                              By:  Terri Thompson
                                   ----------------------------------
                                   Terri Thompson
                                   Authorized Representative


                              ACKNOWLEDGED BY ESCROW AGENT:

                              CHARTER TITLE COMPANY


                              By:  /s/Lea Fendley
                                   ----------------------------------
                                   Lea Fendley
                                   Escrow Officer
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